KFORCE®

GOVERNMENT PRACTICE

Great People = Great Results℠

KFORCE® GOVERNMENT PRACTICE

1 Exhibit 99.1

Great People = Great Results℠

KFORCE® GOVERNMENT PRACTICE

Forward Looking Statements
Certain of the above statements are forward-looking statements that involve a number of risks and uncertainties.  Such forward-looking statements are within the meaning of that term in Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended.  Factors that could cause actual results to differ materially include the following: business conditions and growth in the staffing industry and general economy; competitive factors, risks due to shifts in the market demand, including, without limitation, shifts in demand for services provided by Kforce Government Holdings, Inc. and its subsidiaries, as well as the market for search and flexible staffing assignments; changes in the service mix;
and the risk factors listed from time to time in the Firm's reports filed with the Securities and Exchange
Commission, as well as assumptions regarding the foregoing.  In particular, there can be no assurance that the above transaction will result in any particular revenue or EBITDA level in 2006, that any future tax benefits will be realized, or that any organic growth or synergies will be attained.  There is also no assurance that
Kforce now has an adequate platform in the government services sector or that Kforce Government Holdings,
Inc. and its subsidiaries have an adequate management team with sufficient expertise to drive organic growth.
The words “should,” “believe,” “estimate,” “expect,” “intend,” “anticipate,” “foresee,” “plan” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Additionally, any statements related to future integration of Bradson
Corporations and Kforce and the leveraging of Bradson professionals are forward-looking statements.  The
Firm undertakes no obligation to publicly update or revise any forward-looking statements.  As a result, such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and actual results may differ materially from those indicated in the forward-looking statements as a result of various factors.  Readers are cautioned not to place undue reliance on these forward-looking statements.

3 Kforce Government Practice Ready for Success * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

Pre-Vista	Vista 02/05	PCCI 02/06	Bradson 10/06
· Staff augmentation only · Minimal Government exposure · Spot market model or subcontractor to prime vendors	· Entry into Government sector · Completely subcontract staffing · Enhanced Kforce Tech footprint in Metro DC market	· Prime solutions contract relationships in Government Tech sector · Re-tooled management team · Enhanced Kforce NY/ Boston Tech footprint · Significant contract wins such as Eagle (DHS) and the Department of Education	· Prime solutions contract relationships in Government Finance & Accounting Sector · Client focus on DoD and DHS

Great People = Great Results℠

KFORCE® GOVERNMENT PRACTICE

4 Kforce Strategy Timeline

Strategic Business Drivers
• Achieve scale necessary for strong organic growth
• Expand into service area that has high needs, high
barriers to entry, and Kforce has substantial expertise
and infrastructure.
• Expand service offering & cross selling opportunities
– Enter/expand government practice into F&A services
– Acquire professionals with unique expertise
– Positive impact on Wash DC market:
• Increase scale and presence
• Leverage from recruiting in our strongest F&A market
• Leverage current KGS operation
• Capitalize on scalable Kforce infrastructure
• Improved access to high-level decision makers within
various federal government agencies

Kforce Inc.
William Sanders
President
Kforce Government Holdings, Inc.
Patrick Moneymaker
CEO
KGS
Larry Grant
President
Bradson
David Halstead
President

Great People = Great Results℠
KFORCE GOVERNMENT PRACTICE

6 Organizational Structure

Patrick Moneymaker
Pat has served as CEO of Ocean Systems Engineering Corp
(OSEC), a privately held company based in Carlsbad, CA until its recent acquisition in 2006. OSEC provides full spectrum
engineering services for the Dept of Defense that includes
software development, C4I systems integration and program
management. From 1968-1998, Mr. Moneymaker was an
officer in the United States Navy, ultimately achieving the rank of Rear Admiral. Moneymaker commanded several carrier-
based aviation squadrons and led the Blue Angels Naval
Flight Demonstration Squadron. He served as the J6 at U.S.
Strategic Command and as Commander, Naval Space
Command.

Federal Government Market
• Federal Government is single largest employer in US
– 60% of employees are over 45 years old
– 50% are within 5 years of being eligible to retire
• Government is world’s largest buyer of Technology at
approximately $65 billion in 2006
• Government Finance and Accounting Services spend
estimated at $7 Billion annually
• GSA Schedule market is approximately $20 - $25
billion annually
– Financial and Business Solutions (FABS) and Mission Oriented
Business Integration Services (MOBIS) are two largest contract vehicles
• Government outsourcing expected to grow

9 Kforce Government Solutions * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

Larry Grant
Larry Grant presently serves as President, Kforce Government
Solutions Technology Business. Prior to KGS, Larry served as
Southern Regional Director, Defense and Intelligence Solutions with
General Dynamics. Prior to General Dynamics, Mr. Grant had a
distinguished 20-year career with the United States Air Force. He held positions as a Computer and Communications Officer and as an
Intelligence Officer. He culminated his military career serving as the
Chief Information Officer/Chief Technology Officer, Directorate of
Intelligence, U.S. Central Command, MacDill AFB, Tampa, FL during
Operation’s Desert Thunder, Desert Fox, and Enduring Freedom.  Mr.
Grant provided leadership and management to all facets of IT support to U.S. Central Command’s Intelligence operations at MacDill AFB, to
U.S. Central Command’s deployed headquarters in Qatar, and to all
Intelligence organizations assigned to the U.S. Central Command area of responsibility in Southwest Asia.

KGS Overview
• Headquartered in Fairfax, VA and providing Technology
services to the Federal Government for 35 years
• Offers industry award-winning Data Confidence Center of
Excellence
• Clients include:
– Department Homeland Security - FDIC
– Drug Enforcement Administration (DEA) - US State Department
– U.S. Customs and Border Protection - Department of Education
– Defense Logistics Agency - US Air Force CIO
• Currently repositioning business
– Strengthening leadership team
– Streamlining business operations
– Moving to higher-margin, longer-term contracts and task orders
– Enhancing Data Confidence Center of Excellence
– “People First” programs

KGS Revenue and EBITDA
$0
$10,000
$20,000
$30,000
$40,000
Revenue
$29,766 $31,832 $31,698 $32,218 $29,067
EBITDA
$3,352 $2,871 $3,473 $3,596 $2,047
2002 2003 2004 2005 2006 Fcst
(43.07)%
(9.78)%
3.56% 20.96% (14.35)% EBITDA Growth
1.64% (0.42)% 6.94% Revenue Growth
11.16% 7.04% 10.96% 9.02% 11.26%
EBITDA
Margin
(Amounts in 000’s; Unaudited)

13 Bradson Corporation * * * * * * * * * * * * * * * * * * * * * * * *

David Halstead
David has been appointed the President of Bradson. He has an impressive record of building and sustaining business in the federal government marketplace. Prior to this acquisition, David directed
Bradson’s operations and business development strategies for its DoD,
Homeland Security, and civilian agency customers. He was responsible for Bradson’s proposal development, contract execution/delivery, and customer relationship management. David has expertise in federal government operations, CFO compliance management, and business modernization.  He has testified before Congressional Committee on the topic of government reform and consulting. Prior to joining Bradson in
1991, David served in the U.S. Air Force.  He has an MA in International
Affairs and a BS in Political Science.

Bradson Overview
• Has provided Finance & Accounting Professional Services to the Federal Government for 20+ years
– Accounting, Budgeting, and Financial Mgmt (>80%)
– Acquisition, Business, and Program Mgmt
•
Highly Profitable ($30.6M Revenue, $11.1M EBITDA)
• Two GSA schedule contracts, to include FABS and MOBIS
which have a period of performance that runs through 2017
• Impressive Customer List
– Department of Defense (7+ agencies)
– Department of Homeland Security
• Long term Contracts & Long term relationships
• Outstanding Reputation
– Domain Expertise
• Industry Expertise and Leadership
– 205+ employees, all salaried, 85% degrees, 94% with DoD security clearances, 15% Top Secret clearances

Great People = Great Results℠
KFORCE GOVERNMENT PRACTICE

- Defense - Homeland Security - Civilian Agencies
Chemical Biological Defense Program (CBDP)
U.S. International Trade Commission (USITC)
General Services Administration, Federal Supply Service (GSA FSS)
Architect of the Capitol (AOC)
Department of the Interior, Bureau of Land Management (DOI BLM)
Department of Housing and Urban Development (HUD)
Department of Homeland Security, U.S. Coast Guard (DHS USCG)
Department of Homeland Security, Customs and Border Protection (DHS CBP)
DoD Washington Headquarters Services (WHS)
Marine Corps Combat Development Command (MCCDC)
United States Marine Corps, Headquarters (USMC HQ)
Naval Sea Systems Command (NAVSEA)
Naval Research Laboratory (NRL)
TRICARE Management Activity (TRICARE TMA)
National Geospatial Intelligence Agency (NGA)
Defense Logistics Agency (DLA)
Defense Threat Reduction Agency (DTRA)
Defense Advanced Research Projects Agency (DARPA)
Impressive Customer List
Department of Defense
Department of Homeland Security
Well Funded Organizations
Critical Programs / Missions
Difficult Entry
Specific Expertise
Security Clearances
Bradson Customer Overview

Complexities And Challenges

Great People = Great Results℠
KFORCE GOVERNMENT PRACTICE

Federal Environment and Bradson
Accounting, Budgeting,
and Financial Management
• Numerous Operational, Day-To-Day
Requirements, plus…
• Requirements to Implement GAAP /
Proprietary Accounting Standards
• Government Entity Definitions
• Accounting Standards
• Financial Management Systems
• Financial Statements
• Standardized General Ledger
• Internal Controls
• Annual Audits
• Requirements for Performance
Planning and Measurement; Linkage to
Budget
• Performance Accountability Reporting
Summary of Key Laws and Reform
Initiatives
• Chief Financial Officers (CFO) Act
• Federal Financial Management Improvement Act
• Federal Managers’ Financial Integrity Act
• Government Management Reform Act
• Clinger Cohen Act
• Government Performance and Results Act
• OMB Circular A 123, Management Responsibility
for Internal Control
• OMB Circular A 127, Financial Management Systems
• OMB Circular A 136, Financial Reporting
Requirements
• OMB Bulletin 01 02, Audit Requirements for
Federal Financial Statements
• Federal Accounting Standards Advisory Board
(FASAB) Pronouncements
• Joint Financial Management Improvement Program
• U.S. Standard General Ledger (USSGL)

Great People = Great Results℠
KFORCE GOVERNMENT PRACTICE

Bradson Organizational Overview
85%
• 3% PhD / JD
• 32% Master’s
• 50% Bachelor’s
15%
• 3% Associate’s
• 9% Some College
• 3% HS Diploma
BRADSON
Staff Education
3%
32%
50%
3%
3%
9%
PhD/JD MA/MS BA/BS AA/AS SC HS

Great People = Great Results℠

KFORCE GOVERNMENT PRACTICE

Bradson Organizational Overview
94% Cleared
• 5% Top Secret /
Sensitive
Compartmented
Information
• 11% TS
• 45% Secret
• 33% Interim Secret
• 6% No Clearance
BRADSON
DOD Clearances
5%
11%
45%
33%
6%
Top Secret/SCI Top Secret Secret Interim Secret No Clearance

Great People = Great Results℠

KFORCE® GOVERNMENT PRACTICE

Bradson Revenue and EBITDA
$0
$10,000
$20,000
$30,000
$40,000
Revenue
$10,013 $13,224 $16,252 $21,556 $30,576
EBITDA
$2,347 $4,044 $5,370 $7,344 $11,137
2002 2003 2004 2005 2006 Fcst
51.65%
41.84%
36.75% 32.79% 72.28% EBITDA Growth
32.64% 22.90% 32.07% Revenue Growth
36.42% 34.07% 33.04% 30.58% 23.44% EBITDA
Margin
Fcst
(Amounts in 000’s; Unaudited)

21 Financial Overview ** * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

Great People = Great Results℠

KFORCE® GOVERNMENT PRACTICE

Transaction EBITDA Multiples
5.40x 2006 Forecast EBITDA less NPV of Tax Benefit
6.57x 2006 Forecast EBITDA
EBITDA Multiples:
$11,137 2006 Forecast EBITDA
$60,000 Purchase Price less Tax Benefit
13,000 Net Present Value of Tax Benefit
$73,000 Purchase Price
(Amounts in 000’s; Unaudited)

23 $29m 26% $53m 47% $31m 27% Staffing KGS Bradson Bradson Bradson KGS KGS Staffing Staffing Proforma 2006 Government Revenue Distribution Total Govt: $113 Million (Unaudited)

24 Proforma Annual Revenue Distribution $60m , 7% $253m 26% $455m 46% $201m 21% Tech FA HLS Direct Gov't HLS HLS FA FA Tech Tech Direct Gov’t Direct Gov’t Total Revenue: $969 Million (Unaudited)

Great People = Great Results℠
KFORCE® GOVERNMENT PRACTICE

Proforma Combined Balance Sheet
As of June 30,
2006
AR Gross Balance 142,183 $
Bank Debt 122,000
Total Equity 240,935
Working Capital 88,588
Trailing Twelve Months EBITDA 70,428
(Amounts in 000’s; Unaudited)

26 Q4 Outlook • Transaction should increase 4 Quarter revenues by approximately $7.5 million • Transaction costs expected to be minimal • Transaction expected to be accretive in 2007 th

Conclusion
• Kforce Government Practice has experienced,
proven management
• Government sector provides opportunity for
leverage in both Technology and Finance &
Accounting
• Government platform acquisition now
complete and focused on organic growth
• Positive government workforce demographics
provide significant opportunity
• Government solutions is less cyclical than
commercial staffing

28 Attachment A * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

Great People = Great Results℠

KFORCE® GOVERNMENT PRACTICE

EBITDA Reconciliation
(Amounts in 000’s; Unaudited)
KGS 2002 2003 2004 2005 2006
EBITDA 3,352 $    2,871 $    3,473 $    3,596 $    2,047 $
Depreciation and Amortization (183)         (182)         (170)         (157)         (7)
Interest Income (Expense) and Other (189)         (43)           (44)           (116)         (110)
Earnings Before Income Taxes 2,980 $    2,646 $    3,259 $    3,323 $    1,930 $
Bradson 2002 2003 2004 2005 2006
EBITDA 2,347 $    4,044 $    5,370 $    7,344 $    11,137 $
Depreciation and Amortization (65)           (68)           (59)           (62)           (69)
Interest Income (Expense) and Other 49            41            32            92            (1,205)
Earnings Before Income Taxes 2,331 $    4,017 $    5,343 $    7,374 $    9,863 $
EBITDA, a non-GAAP financial measure, is defined as earnings before interest, income taxes, depreciation and amortization, including amortization of stock-based compensation. EBITDA should not be considered a measure of financial performance under generally accepted accounting principles. Items excluded from EBITDA are significant components in understanding and assessing financial performance. EBITDA is a key measure used by management to evaluate its operations and to provide useful information to investors.
EBITDA should not be considered in isolation or as an alternative to net income, cash flows data or other financial statement information presented in the consolidated financial statements as indicators of financial performance or liquidity. EBITDA is not a measurement determined in accordance with generally accepted accounting principles and is thus susceptible to varying calculations.
EBITDA as presented may not be comparable to similarly titled measures of other companies.

Great People = Great Results℠
KFORCE® GOVERNMENT PRACTICE

TTM EBITDA Reconciliation
(Amounts in 000’s; Unaudited)
Kforce EBITDA 61,098 $
Depreciation and Amortization (11,680)
Interest Expense and Other (2,693)
Earnings Before Income Taxes 46,725 $
Bradson EBITDA 9,330 $
Depreciation and Amortization (71)
Interest Expense and Other 123
Earnings Before Income Taxes 9,382 $
Combined EBITDA 70,428 $
Depreciation and Amortization (11,751)
Interest Expense and Other (2,570)
Earnings Before Income Taxes 56,107 $
EBITDA, a non-GAAP financial measure, is defined as earnings before interest, income taxes, depreciation and amortization, including amortization of stock-based compensation.  EBITDA should not be considered a measure of financial  performance under generally accepted accounting principles.  Items excluded from EBITDA are significant components in understanding and assessing financial performance.  EBITDA is a key measure used by management to evaluate its operations and to provide useful information to investors.
EBITDA should not be considered in isolation or as an alternative to net income, cash flows data or other financial statement information presented in the consolidated financial statements as indicators of financial performance or liquidity.  EBITDA is not a measurement determined in accordance with generally accepted accounting principles and is thus susceptible to varying calculations.
EBITDA as presented may not be comparable to similarly titled measures of other companies.